December 31, 2014

Volumetric Fund, Inc.

A No-Load Mutual Fund

2014

Annual Report

To Our Shareholders:

We are pleased to report that Volumetric Fund’s net asset value (NAV) advanced 7% during 2014, closing out the year at $21.81.  This includes a 3.6% advance in the fourth quarter. With the dramatic swings of volatility in 2014 resulting in Volumetric Fund’s cash position to be somewhat conservative, we did not outperform the Standard & Poor 500 Index in 2014. However, seven times in the past fourteen years Volumetric Fund did outperform the Standard & Poor 500 Index. As indicated below, the market, as measured by the Standard & Poor’s Index advanced 11.4% during 2014.

The Volumetric Index which shows the value of a $10,000 hypothetical investment in Volumetric on January 1, 1979, stood at $274,379 on December 31, 2014. Our average (not compounded) annual return, during our past 36 years of history, has been 10.51%, as compared to that of 10.19% for the S&P 500 Index during the same period.

As indicated below, since our proprietary “Volume and Range” portfolio management system was introduced on September 1, 2000, we have outperformed all the major market indices.

As indicated in our January 6, 2015 memo, on December 31, 2014, the Fund declared a capital gain distribution of $1.98 per share. Your distribution was reinvested for you in additional shares, except if you requested the cash option. For each share you owned on December 31, 2014, you received 9.1% in additional shares on January 2, 2015. Please also note that Volumetric Fund’s NAV went “ex-dividend” on January 1, 2015. On that day, as described in our memo, the Fund’s $21.81 closing NAV was reduced by the $1.98 distribution to $19.83.

FOURTH QUARTER PORTFOLIO CHANGES

As mentioned above, the Fund’s NAV advanced 7% during 2014 and 3.6% in the fourth quarter.  As of December 31, 2014, the Fund had a cash position of 21.8%.  We had 68 stocks in our portfolio with 62 gainers and only 6 losers.  Our average stock had an unrealized gain of 38.4%.  Eight of our stocks more than doubled.  Our biggest gainer was Electronic Arts with a 229% unrealized gain at year end. Our worst performing stock was Newmont Mining Corporation with a 24% unrealized loss at year end. Our ten leading stocks are shown in the “Top Stocks and Sector Holdings” section.

The following 20 stocks were added to the Fund’s portfolio during the fourth quarter: Atmos Energy Corp., Briggs & Stratton Corp., The Brink’s Co., The Children’s Place Inc., Cintas Corp., Columbia Sportswear Co., ConocoPhilips, CONSOL Energy Inc., Cytec Industries Inc., Darling Ingredients Inc., Diebold Inc., FMC Corp, Netgear Inc., Noble Energy Inc., Owens Corning, Regal-Beloit Corp., Rockwell Collins Inc., United Natural Foods Inc., Vulcan Materials Co., and Yum! Brands Inc.

On the sell side, utilizing the guidelines of our “Volume and Range” system, we sold the following 16 stocks from our portfolio:  Bemis Co. Inc., Benchmark Electronics Inc., Brunswick Corp., Flowers Foods Inc., Genesee & Wyoming Inc., Harsco Corp., ITT Corp., Kinder Morgen Inc., Loews Corp., MasTec Inc, The Mosaic Co., National Fuel Gas Co., Olin Corp., OM Group Inc., Omnicom Group Inc., and Waste Connections Inc.

TOP STOCKS AND SECTOR HOLDINGS (Unaudited)

As of December 31, 2014, our ten greatest unrealized stock gainers and our 10 largest sector holdings are listed below. See “Statement of Net Assets” on page 5 for details.

OTHER NEWS

As mentioned in our semi-annual report, at the Fund’s annual meeting June 19, 2014, shareholders elected all the nominated directors. Furthermore, they approved BBD, LLP, as the Fund’s independent registered public accounting firm for calendar year 2014.

Effective January 1, 2015, your IRA account has a new custodian.  Equity Trust Company is now the successor trustee/custodian of all IRA accounts.

The Board of Directors, at their December 11, 2014 meeting, approved the renewal of the Investment Advisory contract between Volumetric Fund, Inc. and Volumetric Advisers, Inc. The Board discussed various factors that formed the basis for their renewal of the contract: 1) Volumetric Advisers, Inc. uses a proven, proprietary technique for managing the Fund’s portfolio; 2) the Fund’s performance indicates that it has outperformed the Standard & Poor’s 500 Index and other appropriate indexes in 7 out of the past 14 years; 3) the Fund’s expense ratio is in line with other no-load mutual fund’s of similar size. Furthermore, if the Fund’s assets grow, the expense ratio decreases on a sliding scale, as indicated in the Prospectus.

UPDATE AND OUTLOOK

The stock market has started out the year with some volatility and is slightly up.  All three indexes, the Standard & Poor 500, the Dow and the NYSE are up less than 1% as of January 5, 2015, while Volumetric Fund is at an all-time record high, up 1.6% as of the same date. Our current cash position, as of this writing, is 22.8% and is currently being reduced in accordance with the Volume and Range System.

The current outlook for the market is slightly positive based on our proprietary short term overall market signal. One positive note is that as of this day, the 200-day moving average of the NYSE Composite Index is positive, since it is above its moving average line. Another positive is that the election year cycle theory is in the market’s favor in 2015.  Historically the third year of a Presidential cycle tends to be an up market.

We thank you for your continued trust and confidence. Please call us if you have any questions.

February 6, 2015

Sincerely,

Gabriel J. Gibs

Irene J. Zawitkowski

Chairman and CEO

President

Comparison of Changes in the Value of a $10,000 Investment in Volumetric Fund Versus the Standard & Poor's 500 Index* (Unaudited)

(From January 1, 1979 to December 31, 2014)

Compounded Annual Total Returns (12/31/14)
1 Year | 5 Years | 10 Years | Since Inception (1/1/79)
Volumetric Fund + 6.96% + 10.75% + 4.73% + 9.64%
S&P 500 Comp Index + 11.39% + 13.05% + 5.44% + 8.89%
Volumetric Fund
S&P 500
Volumetric $274,379
S&P $214,223
$ Investment
$300,000
$280,000
$260,000
$240,000
$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Year

* All distributions and dividends were reinvested. Past performance is not predictive of future performance. The performance shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart represents values for each year, as of December 31 and date indicated. The S&P 500 Index is an unmanaged index of common stocks.

Sector Group Weight Percentage

(As a Percentage of Net Assets)

(unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year)

VOLUMETRIC FUND, INC.

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

                                                               See notes to financial statements

VOLUMETRIC FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 2014

Equities: 78.2%

SHARES	COMPANY	VALUE
	Basic Materials: 1.7%	
7,000	Ball Corporation	$ 477,190
	Capital Goods: 8.3%	
9,000	Briggs & Stratton Corporation	183,780
7,600	Diebold, Incorporated	263,264
4,400	Dresser-Rand Group Inc.*	359,920
10,000	FLIR Systems, Inc.	323,100
11,000	Herman Miller Inc.	323,730
4,000	Regal-Beloit Corporation	300,800
3,500	Rockwell Collins Inc.	295,680
2,046	Roper Industries Inc.	319,892
		2,370,166
	Chemicals: 3.7%	
6,000	Cytec Industries Inc.	277,020
2,983	E.I. du Pont de Nemours and Co.	220,563
4,800	FMC Corp.	273,744
2,700	International Flavors & Fragrances Inc.	273,672
		1,044,999
	Clothing: 6.2%	
7,000	Columbia Sportswear Company	311,780
6,200	Deckers Outdoor Corp.*	564,448
10,700	Finish Line Inc. - Class A	260,117
3,200	Ross Stores Inc.	301,632
6,000	The Children's Place, Inc.	342,000
		1,779,977
	Communications: 2.3%	
16,000	Corning Inc.	366,880
8,300	Netgear Inc.*	295,314
		662,194
	Construction: 5.3%	
8,700	Owens Corning	311,547
13,400	PulteGroup, Inc.	287,564
3,500	The Valspar Corporation	302,680
4,600	Vulcan Materials Company	302,358
8,700	Weyerhaeuser Co.	312,243
		1,516,392
	Consumer: 6.2%	
16,000	Darling Ingredients Inc.*	290,560
6,200	Dick's Sporting Goods Inc.	307,830
4,700	Family Dollar Stores Inc.	372,287
6,400	Sonoco Products Co.	279,680
3,800	The Estée Lauder Companies Inc. - Class A	289,560
1,200	Whirlpool Corp.	232,488
		1,772,405
	Drugs: 3.8%	
5,500	Cardinal Health, Inc.	444,015
5,098	Merck & Co. Inc.	289,515
11,500	Pfizer Inc.	358,225
		1,091,755
	Energy: 2.0%	
4,300	ConocoPhillips	296,958
6,000	Noble Energy, Inc.	284,580
		581,538
	Food and Beverage: 5.3%	
1,800	Panera Bread Company - Class A*	314,640
3,000	The Hershey Company	311,790
6,500	Tyson Foods, Inc. - Class A	260,585
4,200	United Natural Foods, Inc.*	324,765
4,000	Yum! Brands, Inc.	291,400
		1,503,180

** Non-income producing security*

SHARES	COMPANY	VALUE
	Healthcare: 5.8%	
4,700	Charles River Laboratories International, Inc.*	299,108
2,700	Laboratory Corp. of America Holdings*	291,330
6,400	Patterson Companies, Inc.	307,840
5,600	Steris Corp.	363,160
4,000	UnitedHealth Group Incorporated	404,360
		1,665,798
	Indexes: 2.5%	
3,500	SPDR S&P 500 ETF	719,390
	Information Technology: 2.0%	
14,000	Hewlett-Packard Company	561,820
	Insurance: 1.0%	
11,000	Progressive Corp.	296,890
	Metals and Mining: 1.7%	
7,600	CONSOL Energy Inc.	256,956
11,300	Newmont Mining Corporation	213,570
		470,526
	Real Estate: 1.0%	
4,100	Ventas, Inc.	293,970
	Services: 7.0%	
11,000	Apollo Education Group, Inc.*	375,210
3,800	Cintas Corporation	298,072
6,200	Expeditors International of Washington Inc.	276,582
2,300	FedEx Corporation	399,418
13,000	The Brink's Company	317,330
8,300	The GEO Group, Inc.	334,988
		2,001,600
	Software: 4.1%	
6,000	CA Inc.	182,700
16,900	Cadence Design Systems Inc.*	320,593
14,000	Electronic Arts Inc.*	658,210
		1,161,503
	Technology: 1.3%	
10,000	Intel Corporation	362,900
	Transportation: 5.6%	
9,200	CSX Corp.	333,316
13,900	Knight Transportation Inc.	467,874
2,400	O'Reilly Automotive Inc.*	462,288
6,000	Greenbrier Companies, Inc.	322,380
		1,585,858
	Utilities: 1.4%	
2,300	Atmos Energy Corporation	128,202
6,600	Piedmont Natural Gas Co. Inc.	260,106
		388,308

TOTAL EQUITIES:	
(COST: $16,888,546)	22,308,359
CASH EQUIVALENTS/RECEIVABLES: 21.8%	
Cash	196,659
JP Morgan Chase Interest Bearing Deposit Account	5,988,940
Dividends and interest receivable	20,678
Receivable for fund shares sold	1,000
TOTAL CASH EQUIVALENTS/RECEIVABLES	6,207,277
TOTAL ASSETS	28,515,636
Less Liabilities	-
NET ASSETS: 100.0%	$ 28,515,636
VOLUMETRIC SHARES OUTSTANDING	1,307,199
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.81

See Notes to Financial Statements

VOLUMETRIC FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2014

1. Significant Accounting Policies

Volumetric Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company.  The Fund’s investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the closing price on the day of valuation. If a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric Advisers, Inc., as directed by the Board of Directors.

GAAP establishes a single authoritative definition of fair values, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•

Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily indications of the risk associated with investing in those securities.

As of December 31, 2014, all of the securities held by the Fund were valued using Level 1 inputs. See the Fund’s Statement of Net Assets for a listing of securities valued using Level 1 inputs by security type and industry type, as required by GAAP. There were no transfers among Levels 1, 2 and 3 for the year ended December 31, 2014. Transfers are recognized at the end of the reporting periods.

b)

Securities Transactions and Investment Income: Realized gains and losses are determined on the identified cost basis which is the same basis used for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on

Federal and state income tax returns for all open tax years (2011-2013) and during the year ended December 31, 2014, and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

c)

Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of the Fund’s taxable income to its shareholders. Therefore no federal income tax provision is required.

d)

Distributions to Shareholders: It is the Fund’s policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions are taxable to shareholders in the year earned by the Fund.  The Board of Directors declared the following distributions. The January 1, 2015 ex-date distribution will be reflected in the financial statements for the year ended December 31, 2015.

The tax character of distributions recorded and paid during the years ended December 31, 2014 and 2013 were as follows: Long Term Capital Gains:  2014: $1,379,199, 2013: $1,412,921.  Ordinary Income:  2014: $317,991, 2013: $0

e)

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement with Volumetric Advisers, Inc., that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average daily net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets over $100,000,000.  The Fund's adviser pays the cost of all management, supervisory and administrative services required in the operation of the Fund.  This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

3. Capital Stock Transactions

At December 31, 2014, there were 2,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:

4. Purchases and Sales of Investment Securities / Federal Tax Cost Information

For the year ended December 31, 2014, purchases and proceeds from sales of securities were $20,059,932 and $20,251,612, respectively.  At December 31, 2014 the cost of investments for Federal income tax purposes was $16,888,546.  Accumulated net unrealized appreciation on investments was $5,419,813 consisting of $5,575,352 gross unrealized appreciation and $155,539 gross unrealized depreciation.

5. Composition of Net Assets

At December 31, 2014 net assets consisted of:

Net capital paid in on shares of stock..........................................................................................   $20,519,399

Unrealized appreciation of investments…..…………………………..............................................       5,419,813

Accumulated net realized gain on investments………………………………………………….……       2,576,424

               Net Assets                                                                                                                        $28,515,636

6. Federal Income Tax

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain                       $2,576,424

Unrealized appreciation                                   5,419,813

       Distributable earnings                             $7,996,237

For the year ended December 31, 2014, the Fund reclassified $223,029 of net investment losses against paid in capital resulting in an increase of $223,029 of net investment income and decrease of $223,029 of paid in capital on shares of stock.    Such reclassifications, the result of permanent differences between the financial statements and income tax reporting requirements, have no effect on the Fund’s net assets.

7. Commitments and Contingencies

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Volumetric Fund, Inc.

We have audited the accompanying statement of net assets of Volumetric Fund, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc., as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                               /s/     BBD, LLP

Philadelphia, Pennsylvania

February XX, 2015

PROSPECTUS, PROXY AND PORTFOLIO INFORMATION (Unaudited)

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 1-800-541-3863.

Information is available to shareholders who are interested in the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30. This information may be obtained without charge either by calling the Fund’s toll-free number, 800-541-3863, or by visiting the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission, for the first and third quarters of each fiscal year on form N-Q. These forms are available on the Commission’s website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863.

DIRECTORS (Unaudited)

Directors, who are not salaried employees of Volumetric Advisers, Inc. (the “Adviser”), 87 Violet Drive, Pearl River, NY 10965, receive a fee for each Board or committee meeting they attend. Directors’ fees had no effect on the Fund’s expenses and expense ratio since all of their fees were paid by the Adviser.  On a yearly basis, the full Board of Directors meet two times and the Independent Directors meet three times. In addition, the Audit Committee meets twice and the Governance & Nominating committee meets once.

INFORMATION ABOUT YOUR FUND’S EXPENSES

For the six months ended December 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, July 1, 2014 – December 31, 2014.

Below are two ways to evaluate your Fund’s costs.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the six month period, the “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $7,000 account value divided by $1,000 = 7.0), then multiply the result by the number given in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, the expense ratio is unchanged. Because the return used is not the Fund’s actual return, the results do not apply to your investment. This sample is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Volumetric Fund does not charge any sales loads, redemption fee, or exchange fees, but these fees may be present in other funds to which you compare our Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you to determine the relative total costs of owning different funds.

	Beginning Account Value, 07/01/14	Ending Account Value, 12/31/14*	Net Expense Ratio	Expenses Paid During Period**
Actual	$1,000	$1,016.80	1.93%	$9.81
Hypothetical 5% Return	$1,000	$1,015.48	1.93%	$9.80

*The actual total return for the six-month period ended December 31, 2014, was 1.68%.

**Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, and then divided by 365.

GENERAL INFORMATION

INVESTMENT ADVISER and TRANSFER AGENT

Volumetric Advisers, Inc.

87 Violet Drive

Pearl River, NY 10965

CUSTODIAN

JP Morgan Chase, N.A.

270 Park Avenue

New York, NY 10017

IRA AND PENSION ACCOUNTS TRUSTEE

Equity Trust Company

P.O. Box 8963

Wilmington, DE 19899

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

DIRECTORS (Unaudited)

The Directors of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund’s Statement of Additional Information contains additional information about the Directors and is available without charge, upon request, by calling 1-800-541-FUND.

Interested Directors

Independent Directors

| | | | |
|---|---|---|---|
| **Richard Brega, Jr.**<br>500 Corporate Court<br>Valley Cottage, NY 10989 | Founder and President of Brega Transportation Corp. since inception in 2002. | 47 | 2014 |
| **Josef Haupl**<br>9 Grove Place<br>Mountainside, NJ 07046 | Engineering consultant to the chemical industry, since 2002. Previously, Director of Technology of Lurgi PSI, an engineering and construction services company for the chemical industry. Member of the Fund's Governance & Nominating Committee. | 69 | 2004 |
| **Alexandre M. Olbrecht, Dr.**<br>66 Main Street<br>Yonkers, NY 10701 | Associate Professor Economics, Ramapo College of NJ, since 2005. Executive Director of Eastern Economic Association. | 39 | 2012 |
| **Stephen J. Samitt**<br>Volumetric Fund, Inc.<br>87 Violet Drive<br>Pearl River, NY 10965 | Stephen Samitt, CPA, LLC, since 2008. Previously, Principal, Briggs Bunting & Dougherty, LLP, a full service public accounting firm, since 1997. Chairman of the Fund's Audit Committee. Member of the Fund's Governance & Nominating Committee. He was elected by the Board as the Fund's financial expert. | 73 | 1996 |
| **Allan A. Samuels**<br>Rockland Business Assoc.<br>One Blue Hill Plaza<br>Pearl River, NY 10965 | CEO and President of Rockland Business Association (RBA) since 2001. Board member of several non-profit and business organizations. Chairman of the Fund's Governance and Nominating Committee. | 76 | 2007 |
| **David L. Seidenberg**<br>29 Shaw Road<br>Woodcliff Lake, NJ 07677 | President, SQ Ventures, LLC, since 2002. Previously, Vice President of Davos Chemical Company from 1972 until 2002. Member of the Fund's Audit Committee. | 68 | 1983 |
| **Raymond W. Sheridan**<br>R. Sheridan Financial, Inc.<br>19 E. Washington Ave<br>Pearl River, NY 10965 | President, Raymond Sheridan Financial, Inc., insurance and financial services. Vice President of Volumetric Fund from 1997 to 2004. Member of the Fund's Governance & Nominating Committee. | 64 | 1995 |

Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

Tel: 845-623-7637

800-541-FUND

www.volumetric.com

Investment Adviser and

Transfer Agent

Volumetric Advisers, Inc.

Pearl River, New York

Custodian

J.P. Morgan Chase, N.A.

New York, New York

Independent Registered Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania

Board of Directors

Richard Brega, Jr.

Gabriel J. Gibs, Chairman

Josef Haupl

Alexandre M. Olbrecht, Dr.

Stephen J. Samitt

Allan A. Samuels

David L. Seidenberg

Raymond W. Sheridan

Irene J. Zawitkowski

Officers

Gabriel J. Gibs

    Chairman, CEO, Portfolio Co-Manager

Irene J. Zawitkowski

    President, COO, Portfolio Co-Manager

Jeffrey M. Gibs

    Vice President, Chief Compliance Officer